UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2005

Commission File Number	Exact names of registrants as specified in their charters, address of principal executive offices, telephone number and state of incorporation	IRS Employer Identification Number
1-15929 1-8349 1-3274	PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA PROGRESS CORPORATION
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: Florida

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
	State of Incorporation: Florida	56-2155481 59-2147112 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by three registrants: Progress Energy, Inc., Florida Progress Corporation and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 8 – Other Events

Item 8.01 Other Events.

On August 31, 2005, Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) and all of the intervenors in its rate case filing signed a Stipulation and Settlement Agreement (the “Agreement”) regarding PEF’s retail base rates. The Agreement, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference, is subject to approval by the Florida Public Service Commission (“FPSC”). If approved, the Agreement would (i) resolve all matters in PEF’s pending retail rate case and (ii) result in the dismissal of several appeals to the Florida Supreme Court of the FPSC’s recent order authorizing PEF to collect more than $232 million in costs associated with PEF’s 2004 hurricane restoration efforts.

Caution regarding forward-looking statements:

This report contains forward-looking information within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Progress Energy Inc. (“Progress Energy”), Florida Progress Corporation (“FPC”) and PEF caution that there can be no assurance that approval of the Stipulation and Settlement Agreement will be received from the FPSC. Failure to obtain such approval would result in a continuation of PEF’s currently filed rate case, the results of which cannot be determined. Progress Energy, PFC and PEF expressly disclaim any duty to update any of the forward-looking information.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

        (c)        Exhibits

                     99.1      Stipulation and Settlement Agreement

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
FLORIDA PROGRESS CORPORATION and
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
Registrants

By: /s/ Jeffrey M. Stone
         Jeffrey M. Stone
         Controller
(Chief Accounting Officer)

Date: August 31, 2005